UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 15, 2010


                                 IMAGING3, INC.
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             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
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                 (State or other jurisdiction of incorporation)


        000-50099                                    95-4451059
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 (Commission File Number)               (I.R.S. Employer Identification No.)

                 3200 W. VALHALLA DR., BURBANK, CALIFORNIA 91505
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 260-0930


Not Applicable
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(Former  name,  former  address and former  fiscal year,  if changed  since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

                Item 3.02 Unregistered Sales of Equity Securities..............1

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................2

SIGNATURES.....................................................................3

SECTION 3. SECURITIES AND TRADING MARKETS
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         Item 3.02.   Unregistered Sales of Equity Securities.

         On October 15, 2010, Imaging3, Inc., a California corporation (the "Company"), closed the transactions contemplated by that certain Securities Purchase Agreement, dated October 4, 2010, and related documents with Cranshire Capital, L.P. and Freestone Advantage Partners, L.P. (collectively, the "Investor"), pursuant to which the Investor has invested $1,000,000.22 into the Company at a price per share equal to $0.218. At the closing the Company garnered net proceeds of approximately $920,000 after paying a success fee of 8% of the gross proceeds of the investment to Wharton Capital Partners, Ltd., its investment banker. As an additional success fee, the Company also issued to Wharton Capital Partners, Ltd. a five year warrant to purchase up to 229,358 shares of the Company's common stock on a cash or cashless basis for an exercise price of $0.31 per share.

         At the closing, the Company issued to the Investor (i) 4,587,157 shares of common stock, (ii) 4,587,157 Series A Warrants to purchase 4,587,157 additional shares of the Company's common stock, exerciseable at a price of $0.2725 per share for a period of five (5) years from the date of issuance,
(iii) 4,587,157 Series B Warrants to purchase 4,587,157 additional shares of the Company's common stock, exerciseable at a price of $0.218 per share for a period of 18 months from the date of issuance, and (iv) 4,587,157 Series C Warrants to purchase 4,587,157 additional shares of the Company's common stock, exerciseable at a price of $0.2725 per share for a period of five (5) years from the date of issuance, exerciseable only to the extent that the Investor exercises the Series B Warrant (collectively, the "Warrants").

         The Company has agreed to register all of the shares of common stock issued to the Investor and the shares issuable upon the exercise of the Series A, Series B and Series C Warrants, on a Form S-3 Registration Statement to be filed within 30 days after the closing. The Series B Warrant for the additional $1,000,000.22 investment at $0.218 per share must be exercised by the Investor within 18 months after the closing date or the Series B Warrant will expire and the Series C Warrant will also expire. The Warrants contain standard adjustments for corporate events such as a reorganization, stock splits and stock dividends. The exercise price of all such Warrants are subject to full ratchet and anti-dilution adjustment in the event of additional issuances of common stock by the Company below the exercise price then in effect.

         The offer, issuance and sale by the Company of the shares of common stock, Warrants and the shares of common stock underlying the Warrants in the transaction have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and may not be offered or sold without registration with the Securities and Exchange Commission under the Securities Act or under an applicable exemption from the Securities Act.

         The description of the documents in this report and in the original report on Form 8-K to which this amendment is made (the "Original Report") does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, the Series A Warrants, the Series B Warrants, the Series C Warrants and the Registration Rights Agreement, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively, to the
Original Report and are incorporated herein by reference.

         A copy of each of the definitive agreements relating to the Investor's investment into the Company is attached to the Original Report as an exhibit or incorporated by reference as an exhibit from the exhibits filed with the Company's Report on Form 8-K, dated October 4, 2010, previously filed by the Company with the Securities and Exchange Commission.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS
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         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable.

         (d)      Exhibits

                    10.1.Securities  Purchase Agreement by and between Imaging3,
                         Inc. and Cranshire Capital, L.P., dated October 4, 2010.(1)

                    10.2 Series A Warrant,  dated October 15, 2010 for Cranshire
                         Capital, L.P. (2)

                    10.3 Series A Warrant  dated  October 15, 2010 for Freestone
                         Advantage Partners, L.P.(2)

                    10.4 Series B Warrant,  dated October 15, 2010 for Cranshire
                         Capital, L.P. (2)

                    10.5 Series B Warrant,  dated October 15, 2010 for Freestone
                         Advantage Partners, L.P.(2)

                    10.6 Series C Warrant,  dated October 15, 2010 for Cranshire
                         Capital, L.P. (2)

                    10.7 Series C Warrant,  dated October 15, 2010 for Freestone
                         Advantage Partners, L.P. (2)

                    10.8 Registration Rights Agreement entered into by Imaging3,
                         Inc., Cranshire Capital, L.P. and Freestone Advantage Partners, L.P., dated October 15, 2010. (2)

--------------------------
(1) Incorporated by reference from the Company's Report on Form 8-K, dated October 4, 2010, previously filed with the Securities and Exchange Commission.

(2) Incorporated by reference from the Company's Original Report on Form 8-K, dated October 15, 2010, previously filed with the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 IMAGING3, INC.
                    ----------------------------------------
                                  (Registrant)

Date: January 4, 2011

                               /s/ Dean Janes, Chief Executive Officer
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                               Dean Janes, Chief Executive Officer
































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